                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 21, 2005

                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                               333-125485                             41-1955181
               --------                               ----------                             ----------

     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           Of Incorporation)                         File Number)                        Identification No.)

8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                                                          55437
----------------------                                                                          -----
         (Address of Principal Executive Offices)                                            (Zip Code)

       Registrant's telephone number, including area code: (952) 857-7000

                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         Item 8.01.  Other Events
                     ------------

                  The financial statements of Financial Guaranty Insurance
Company ("FGIC") as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K.
The financial statements as of December 31, 2004 and 2003 and for the year ended
December 31, 2004 and the periods from December 18, 2003 through December 31,
2003, and from January 1, 2003 through December 17, 2003 have been audited by
Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus
Supplement relating to the RAMP Series 2005-EFC7 Trust, Mortgage Asset-Backed
Pass-Through Certificates, Series 2005-EFC7, are attached hereto, as Exhibit
23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young
LLP. The financial statements of FGIC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1.

         In addition, the unaudited financial statements of FGIC as of September
30, 2005 and for the three and nine month periods ended September 30, 2005 and
2004 are attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(99) Not applicable.

(99) Not applicable.

(99) Exhibits:

         23.1               Consent of KPMG LLP

         23.2               Consent of Ernst & Young LLP

         99.1               Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.

         99.2               Financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                              By: /s/ Joseph Orning
                                  ----------------------------------------------
                                  Name: Joseph Orning
                                  Title: Vice President

Dated:   December 21, 2005

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                                 Description
-----------                                 -----------

  23.1                        Consent of KPMG LLP

  23.2                        Consent of Ernst & Young LLP

  99.1                        Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31,
                              2004.

  99.2                        Financial statements of FGIC as of September 30,
                              2005 and for the three and nine month periods
                              ended September 30, 2005 and 2004.